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                        SUPPLEMENT DATED JANUARY 1, 1996
                        TO PROSPECTUS DATED MAY 1, 1995
             FOR GRANDMASTER II/TM/ FLEXIBLE PAYMENT VARIABLE ANNUITY
                   ISSUED BY INTEGRITY LIFE INSURANCE COMPANY

             THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE
                     READ AND RETAINED WITH THE PROSPECTUS.

                THIS SUPPLEMENT DATED JANUARY 1, 1996 SUPERSEDES
                      THE SUPPLEMENT DATED AUGUST 3, 1995.


The first three paragraphs under DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS beginning on page 19 are REPLACED by the following:

A death benefit is available to a beneficiary if a participant dies prior to his or her retirement date. The amount of the death benefit is the greatest of (1) the participant's certificate value, (2) the participant's certificate value at the beginning of the seventh participation year, plus subsequent contributions and minus subsequent withdrawals, inclusive of any market value adjustments made, and (3) the minimum death benefit, which equals total contributions less the sum of withdrawals, inclusive of any market value adjustments made.

For certificates having a Participation Date on or after January 1, 1995, we will offer an administrative program which has the effect of locking in the increase IF ANY in your certificate value on each contract anniversary for purposes of calculation of the minimum death benefit. Under this program you will have the option to "step up" your minimum death benefit to your certificate value on each contract anniversary if your certificate value on such contract anniversary is greater than the minimum death benefit described in (3) above (total contributions) and is greater than your certificate value on any previous contract anniversary. This will be effected as a tax-free exchange into an identical contract, but without new surrender charges. Once you elect this option, "total contributions" for purposes of calculation of the minimum death benefit described in (3) above will equal your highest certificate value (which is greater than total contributions less withdrawals) as of any contract anniversary, less withdrawals made subsequent to such contract anniversary, inclusive of any market value adjustments.

IN SOME STATES it will not be necessary to elect this option. In those states, your contract will provide that the amount of the death benefit is automatically the greatest of (1), (2) or (3) above, or your highest certificate value at the beginning of any participation year, plus subsequent contributions and minus subsequent withdrawals, inclusive of any market value adjustments made. NOT AVAILABLE IN ALL STATES.

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On page 12 under the heading Market Value Adjustments, the second sentence is deleted and replaced by the following:

A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free corridor amount, surrender, or purchase of an annuity benefit from a Guarantee Period Value that occurs other than within 30 days prior to the expiration of the related Guarantee Period. There will be no Market Value Adjustment made for a death benefit.

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The last two sentences under STATE PREMIUM TAX DEDUCTION on page 14 are deleted and replaced by the following:

If your contract was issued In Pennsylvania prior to January 1, 1996, it may have been subject to premium tax. If Integrity paid such premium tax due, we will deduct the tax upon full or partial withdrawals, payment of a death benefit or purchase of an annuity under the certificate.

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The last sentence under ANNUITIES on page 21 is deleted and replaced by the following:

You will receive a lump sum benefit if you do not make an election by such date.